Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of October 1, 2013, is entered into by and between Healthways, Inc., a Delaware corporation (the "Company"), and CareFirst Holdings, LLC, a Maryland limited liability company ("CF").
WHEREAS, upon the terms and subject to the conditions set forth in that certain Investment Agreement, dated as of the date hereof, by and between the Company and CF (the "Investment Agreement"), CF has purchased from the Company a convertible senior subordinated promissory note of the Company in the aggregate principal amount of $20,000,000 (the "Convertible Note") which, upon the terms and conditions set forth therein, is convertible into shares (the "Conversion Shares") of the Common Stock, par value $.001 per share, of the Company (the "Common Stock");
WHEREAS, the Investment Agreement, upon the terms and conditions set forth therein, provides CF an opportunity to earn warrants (the "Warrants") to purchase shares (the "Warrant Shares") of Common Stock based on achieving certain thresholds for the Company revenue derived from certain commercial agreements and from other commercial opportunities to which the Company is introduced by CF or certain of its affiliates; and
WHEREAS, to induce CF to enter into the Investment Agreement, the Company has agreed to grant certain registration rights on the terms and subject to the conditions set forth herein with respect to the Conversion Shares and the Warrant Shares;
NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, hereby agree, intending to be legally bound hereby, as follows:
1.            Certain Definitions.
In addition to the other terms defined in this Agreement, the following terms shall have the following meanings:
"Business Day" means any day except Saturday, Sunday and any legal holiday or a day on which banking institutions in New York City, New York generally are authorized or required by law or other governmental actions to close.
"Commission" means the United States Securities and Exchange Commission, or such other federal agency at the time having the principal responsibility for administering the Securities Act.
"Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, as the same shall be in effect from time to time.  References to a particular section of the Securities Exchange Act of 1934, as amended, shall include reference to the comparable section, if any, of any such successor federal statute.
"FINRA" means the Financial Industry Regulatory Authority, Inc.
"Holders" means CF and each other Person to whom CF or any other Holder has transferred Registrable Common Shares in accordance with the terms of the Investment Agreement and who has become a party to this Agreement by executing and delivering to the Company a counterpart of this Agreement in accordance with Section 7(d), but only so long as such other Person holds Registrable Common Shares.
"Person" means an individual, a partnership (general or limited), corporation, limited liability company, joint venture, business trust, cooperative, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate, a quasi-governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.

"Registrable Common Shares" means (1) any Conversion Shares issued by the Company upon conversion of the Convertible Note,  (2) any Warrant Shares issued by the Company upon exercise of the Warrants, and (3) any additional shares of Common Stock or other equity securities of the Company issued by the Company in respect of Conversion Shares or Warrant Shares described in subclause (1) or (2) after the issuance of such Conversion Shares or Warrant Shares, as applicable, in connection with a stock dividend, stock split, combination, exchange, reorganization, recapitalization or similar reclassification of the Company's securities; provided, that, as to any particular Registrable Common Shares, such securities shall cease to constitute Registrable Common Shares when: (x) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of thereunder; (y) such securities shall have been sold in satisfaction of all applicable conditions to the resale provisions of Rule 144 under the Securities Act (or any similar provision then in force); or (z) such securities shall have ceased to be issued and outstanding.
"Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, as the same shall be in effect from time to time.  References to a particular section of the Securities Act of 1933, as amended, shall include reference to the comparable section, if any, of any such successor federal statute.
"Underwritten Offering" means an underwritten offering in which securities are sold to an underwriter or underwriters, on a firm commitment basis, for reoffering to the public.
2.            Incidental or "Piggy-Back" Registration.
(a)            If, at any time that a Holder owns Registrable Common Shares, the Company proposes to file a registration statement under the Securities Act covering an Underwritten Offering of Common Stock or other equity securities of the Company (other than a registration statement on Form S-4 or S-8 or any successor thereto) for its own account or for the account of any holder or holders of Common Stock or other equity securities, then the Company shall promptly (and in any event no later than ten (10) Business Days prior to such proposed filing) give written notice of such proposed filing to each Holder, specifying the approximate date on which the Company proposes to file such registration statement and advising such Holder of its right to have any or all of the Registrable Common Shares of such Holder included among the securities to be covered thereby.  Upon the written request of any such Holder (a "Holder Request") received by the Company within five (5) Business Days after the delivery of such notice by the Company, the Company shall use commercially reasonable efforts to cause the registration statement for the Company's proposed Underwritten Offering to include those Registrable Common Shares that such Holder has requested to be registered (subject, however, to the limitations set forth in Section 2(b) and to reduction in accordance with Section 2(c) below) and to be filed and become effective under the Securities Act.
(b)            The Company shall not be required under this Section 2 to include any Registrable Common Shares of a Holder in an Underwritten Offering unless the Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company and, if requested, enter into an underwriting agreement in customary form with such underwriters.  If any Holder does not agree to the terms of any such underwriting or otherwise fails to comply with the terms and conditions of this Agreement, such Holder's Registrable Common Shares shall be excluded from such Underwritten Offering.  If the managing underwriters of the Underwritten Offering shall advise the Company that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise each Holder that requested its Registrable Common Shares to be included, and the number of shares of Registrable Common Shares that may be included in the Underwritten Offering shall be allocated in accordance with Section 2(c) below.
(c)            If the managing underwriters of an Underwritten Offering give written notice to the Company that in their sole discretion the number of shares of Registrable Common Shares requested to be included in such Underwritten Offering exceeds the number which can be sold in such Underwritten Offering in an orderly manner within a price range acceptable to the Company in its discretion, the Company will include in such Underwritten Offering (i) first, the greatest number of shares of Common Stock requested to be included by the Company for its own account, (ii) second, the greatest number of shares of Registrable Common Shares requested to be included by the Holders (which shall be allocated pro rata among the Holders who have requested Registrable Common Shares to be so included based on the number, as of the date of delivery of the Holder Request, of Registrable Securities requested by the Holders to be included in the Underwritten Offering), and (iii) third, any other shares of Common Stock, including shares requested to be included by other holders of the Company's Common Stock pursuant to any applicable rights, in each case up to the greatest number of shares of Common Stock which, in the reasonable and good faith opinion of such managing underwriters, can be sold in an orderly manner in the price range of such Underwritten Offering.

(d)            The Company shall have the right to terminate or withdraw any registration pursuant to this Section 2 prior to the effectiveness of such registration or the completion of the Underwritten Offering contemplated thereby whether or not any Holder has elected to include securities in such registration and/or Underwritten Offering.
(e)            The Company shall bear all Registration Expenses (as defined below) in connection with any incidental registration pursuant to this Section 2, whether or not such incidental registration statement becomes effective.
3.            Restrictions on Public Sale.
Each Holder shall:
(a)            in the event the Company is issuing equity securities in an Underwritten Offering and if requested by the managing underwriter or underwriters for such Underwritten Offering, not effect any public sale or distribution of Registrable Common Shares or any securities convertible into or exchangeable or exercisable for such Registrable Common Shares (except for Registrable Common Shares included in such registration), including a sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, for a period commencing on the seventh (7th) Business Day prior to the date such Underwritten Offering commences (such Underwritten Offering being deemed to commence for this purpose on the later of the effective date for the registration statement for such Underwritten Offering or, if applicable, the date of the prospectus supplement for such Underwritten Offering) and ending 90 days after the closing of such Underwritten Offering, or such shorter period as may be permitted by the managing underwriters;
(b)            comply with Regulation M under the Exchange Act in connection with the offer and sale of Registrable Common Shares made by such Holder pursuant to any registration statement, and provide the Company with such information about such Holder's offer and sale of Registrable Common Shares pursuant to any registration statement as the Company shall reasonably request to enable the Company and its affiliates to comply with Regulation M under the Exchange Act in connection with any such offer and sale; and
(c)            furnish each broker through whom such Holder offers Registrable Common Shares such number of copies of the prospectus as such broker may require and otherwise comply with the prospectus delivery requirements under the Securities Act.
4.            Registration Procedures.
(a)            In connection with any registration contemplated by Section 2, the Company shall:
(i)            prepare and file with the Commission a registration statement, which registration statement shall (A) be available for the sale of the Registrable Common Shares in accordance with the intended method or methods of distribution by the Holders, and (B) comply as to form in all material respects with the requirements of the applicable form and include (or incorporate by reference) all financial statements required by the Commission to be filed therewith; provided, that, no later than five (5) days before filing such registration statement, the Company shall furnish to each Holder copies of such registration statement as proposed to be filed and thereafter such number of copies of such registration statement (including all exhibits thereto), and any documents incorporated by reference after the initial filing of any registration statement as the Holders may reasonably request on a case by case basis after each such filing in order to facilitate the disposition of the Registrable Common Shares owned by the Holders, and shall revise the registration statement as it specifically relates to the Holders based on information received a reasonable amount of time prior to filing from the Holders or counsel to the Holders;

(ii)            prepare and file with the Commission such amendments, post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period of time as is necessary to allow the distribution of the Registrable Common Shares contemplated therein and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during the period during which any such registration statement is required to be effective; provided, that, before filing any amendments or supplements to such registration statement or the prospectus, the Company shall upon request furnish to each Holder copies of such amendments and supplements (in each case including all exhibits thereto) and the prospectus (including each preliminary prospectus) as proposed to be filed and thereafter such number of copies of such amendments, supplements, prospectuses and any documents incorporated by reference after the initial filing of any registration statement as a Holder may reasonably request on a case by case basis after each such filing to the extent such documents are not otherwise publicly available in order to facilitate the disposition of the Registrable Common Shares owned by such Holder, and revise such documents as they specifically relate to the Holders based on information received a reasonable amount of time prior to filing from the Holders or counsel to the Holders;
(iii)            use commercially reasonable efforts to cause the Registrable Common Shares covered by such registration statement to be registered with, or approved by, such other public, governmental or regulatory authorities as may be necessary to facilitate the disposition of such Registrable Common Shares in accordance with the methods of disposition intended therein; provided, that Company shall not be required to (A) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (B) file any general consent to service of process in any such jurisdiction, or (C) subject itself to taxation in any such jurisdiction if it is not so subject;
(iv)            notify each Holder (A) when a prospectus or any prospectus supplement has been filed with the Commission, and, with respect to such registration statement or any post-effective amendment thereto, when the same has been declared effective by the Commission, (B) of any request by the Commission for amendments or supplements to such registration statement or related prospectus, or for additional information, (C) of the issuance by the Commission of any stop order or the initiation of any proceedings for such or a similar purpose (and the Company shall use commercially reasonable efforts to obtain the withdrawal of any such order at the earliest practicable moment), (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Common Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose (and the Company shall use its commercially reasonable efforts to obtain the withdrawal of any such suspension at the earliest practicable moment), (E) of the occurrence of any event that requires the making of any changes to such registration statement or related prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (and the Company shall, subject to Section 6, promptly prepare and furnish to each Holder a reasonable number of copies of a supplemented or amended prospectus such that, as thereafter delivered to the purchasers of such Registrable Common Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading), and (F) of the Company's determination that the filing of a post-effective amendment to such registration statement (other than an amendment that does nothing more substantive than add one or more holders to the "Selling Securityholders" table of such registration statement or to update any information set forth in such table) shall be necessary or appropriate.  Each Holder shall be deemed to have agreed by acquisition of Registrable Common Shares that, upon the receipt of any notice from the Company of the occurrence of any event of the kind described in clause (E) of this Section 4(a)(iv), such Holder shall forthwith discontinue such Holder's offer and disposition of Registrable Common Shares pursuant to the registration statement covering such Registrable Common Shares until such time (not to exceed 90 days from the date of initial notification) as the Company notifies such Holder otherwise.  In addition, if so directed by the Company, each Holder shall deliver to the Company, at the Company's expense, all copies (other than permanent file copies) of any defective prospectus as contemplated by clause (E) of this Section 4(a)(iv) covering such Registrable Common Shares which are then in its possession;

(v)            otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, as the same may hereafter be amended; and
(vi)            unless all Registrable Common Shares shall be registered in book-entry form, cooperate with each Holder to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Common Shares to be sold, and use commercially reasonable efforts to cause the registrar and transfer agent for the Company to issue, upon request of a Holder, certificates for such numbers of Registrable Common Shares registered in such names as such Holder may reasonably request at least two (2) Business Days prior to any sale of Registrable Common Shares.
(b)            In connection with any registration contemplated by Section 2, each Holder shall:
(i)            cooperate with the Company in connection with the preparation of the registration statement to be filed by the Company pursuant to this Agreement, and for so long as the Company is obligated to keep such  registration statement effective, shall (A) respond within five (5) Business days to any request by the Company to provide or verify information regarding such Holder or such Holder's Registrable Common Shares (including the proposed manner of sale) that may be required to be included in such registration statement pursuant to the rules and regulations of the Commission, and (B) provide in a timely manner information regarding the proposed distribution by such Holder of the Registrable Common Shares and such other information as may reasonably be requested by the Company from time to time; and
(ii)            if requested by the Company, before using any registration statement or any prospectus contained therein or any amendment or supplement thereto, deliver to the Company a certification that he or it has reviewed the information contained therein and representing and warranting to the Company that the information relating to such Holder and such Holder's plan of distribution is as set forth in the related prospectus, that the prospectus does not, as of the time of such sale, contain any untrue statement of a material fact relating to or provided by such Holder or such Holder's plan of distribution and that the prospectus does not, as of the time of such sale, omit to state any material fact relating to such Holder or such Holder's plan of distribution required to be stated in the prospectus or necessary to make the statements in such prospectus, in the light of the circumstances under which they were made, not misleading.
5.            Registration Expenses.
Whether or not any registration statement prepared and filed pursuant to Section 2 is declared effective by the Commission, the Company shall pay all of the following expenses ("Registration Expenses") arising in connection with the registration pursuant to this Agreement (except as specified in the following sentence): (a) all Commission and any FINRA registration and filing fees and expenses; (b) any and all expenses incident to the Company's performance of, or compliance with, this Agreement, including, without limitation, any allocation of salaries and expenses of Company personnel or other general overhead expenses of the Company, or other expenses for the preparation of historical and pro forma financial statements or other data prepared by the Company; (c) all listing, transfer and/or exchange agent and registrar fees; (d) fees and expenses in connection with the qualification of the Registrable Common Shares under securities or "blue sky" laws; (e) printing and delivery expenses; and (f) fees and expenses of counsel for the Company and its independent certified public accountants and other persons, including special experts, retained by the Company.  Notwithstanding the foregoing, the Company shall not be required to pay fees and expenses of counsel retained by any Holder, or any discounts, commissions or fees of selling brokers, dealers and underwriters or any stock transfer taxes relating to the distribution of the Registrable Common Shares.

6.            Indemnification; Contribution.
(a)            The Company shall indemnify and hold harmless, to the fullest extent permitted by law, each Holder and each Person, if any, who controls such Holder within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, against all losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses (under the Securities Act, common law and otherwise), joint or several, which arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement contemplated hereby or in any prospectus, preliminary prospectus, any amendment or supplement thereto or any document incorporated by reference relating thereto or in any filing made in connection with the registration or qualification of the offering under "blue sky" or other securities laws of jurisdictions in which the Registrable Common Shares are offered, or any omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, if used prior to the effective date of such registration statement (unless such statement is corrected in the final prospectus, and the Company has previously furnished copies thereof to the Holder seeking such indemnification), or contained in the final prospectus (as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) if used within the period during which the Company is required to keep the registration statement to which such prospectus relates current, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and, in either case, the Company shall reimburse each Holder for any out-of-pocket legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or proceeding; provided, however, that such indemnification pursuant to the foregoing clauses (i) and (ii) shall not extend to any such losses, claims, damages, liabilities (or proceedings in respect thereof) or expenses that arise out of or are based upon any untrue statement or alleged untrue statement contained in, or by any omission or alleged omission from, information furnished in writing to the Company by such Holder in such capacity specifically and expressly for use in any such registration statement or prospectus.
(b)            Each Holder shall indemnify and hold harmless, to the fullest extent permitted by law, the Company, its officers, directors, employees, agents and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, against any losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses which arise out of or are based upon any untrue statement, or alleged untrue statement of a material fact, or any omission or alleged omission of a material fact required to be stated, or necessary to make the statements in the registration statement or prospectus, or any amendment thereof or supplement thereto, not misleading; provided, however, that each Holder shall be liable hereunder if and only to the extent that any such loss, claim, damage, liability (or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement, or alleged untrue statement or omission or alleged omission, made in reliance upon and in conformity with information pertaining to such Holder furnished in writing to the Company by such Holder for use in any such registration statement or prospectus, or any amendment thereof or supplement thereto.
(c)            Any Person seeking indemnification under the provisions of this Section 6 shall, promptly after receipt by such Person of notice of the commencement of any action, suit, claim or proceeding, notify in writing each party against whom indemnification is to be sought of the commencement thereof; provided, however, that the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it or he may have under this Section 6 (except to the extent that it has been prejudiced in any material respect by such failure (through the forfeiture of substantive rights or defenses)) or from any liability which the indemnifying party may otherwise have. In case any such action, suit, claim or proceeding is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent it or he may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party.

Notwithstanding the foregoing, the indemnified party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such suit, action, claim or proceeding (which authorization shall not be unreasonably withheld, conditioned or delayed), (ii) the indemnifying party shall not have employed counsel (reasonably satisfactory to the indemnified party) to take charge of the defense of such action, suit, claim or proceeding within a reasonable time after notice of commencement of the action, suit, claim or proceeding, or (iii) such indemnified party shall have reasonably concluded, based on the advice of counsel, that there may be defenses available to it which are different from or additional to those available to the indemnifying party which, if the indemnifying party and the indemnified party were to be represented by the same counsel, would result in a conflict of interest for such counsel or materially prejudice the prosecution of the defenses available to such indemnified party.  If any of the events specified in clauses (i), (ii) or (iii) of the preceding sentence shall have occurred or shall otherwise be applicable, then the fees and expenses of one counsel selected by a majority in interest of the indemnified parties shall be borne by the indemnifying party.  If, in any case, the indemnified party employs separate counsel, the indemnifying party shall not have the right to direct the defense of such action, suit, claim or proceeding on behalf of the indemnified party.  Anything in this paragraph to the contrary notwithstanding, an indemnifying party shall not be liable for the settlement of any action, suit, claim or proceeding effected without its prior written consent (which consent in the case of an action, suit, claim or proceeding exclusively seeking monetary relief shall not be unreasonably withheld, conditioned or delayed). Such indemnification shall remain in full force and effect irrespective of any investigation made by or on behalf of an indemnified party.
(d)            If the indemnification from the indemnifying party provided for in paragraphs (a) or (b) of this Section 6 is unavailable to an indemnified party or is otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and indemnified parties on the other hand in connection with the actions, including statements or omissions, which resulted in such losses, claims, damages, liabilities or expenses.  The relative fault of such indemnifying party on the one hand and the indemnified party on the other hand shall be determined by reference to, among other things, whether any action in question, including any untrue (or alleged untrue) statement of a material fact or omission (or alleged omission) to state a material fact, has been made, or relates to information supplied, by such indemnifying party or such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, including statement or omission.  The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 6(d) hereof, any legal or other fees or expenses reasonably incurred by such party in connection with any such investigation or proceeding.
The parties hereto acknowledge that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation other than as described above.  Notwithstanding the provisions of this Section 6(d), a Holder shall not be required to contribute any aggregate amount in excess of the amount by which the total price at which the Registrable Common Shares of such Holder were sold to the public exceed the amount of any damages which such Holder otherwise would have been required to pay or become liable to pay by reason of such untrue or alleged statement or omission unless such loss, claim, damage, liability (or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement, or alleged untrue statement or omission or alleged omission, made in reliance upon and in conformity with information pertaining to such Holder furnished in writing to the Company by such Holder for use in any such registration statement or prospectus.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
(e)            If, however, the indemnification from the indemnifying party provided for in paragraphs (a) or (b) of this Section 6 is available, the indemnifying parties shall indemnify each indemnified party to the fullest extent provided in Sections 6(a) through 6(d) hereof without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration.

7.            Miscellaneous
(a)            Notices.  All notices, demands, requests, consents or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or:  (i) personal delivery to the party to be notified, (ii) when sent, if sent by electronic mail or facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the next Business Day, in each case with electronic confirmation of receipt, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. If any time period for giving notice or taking action hereunder expires on a day that is not a Business Day, the time period shall automatically be extended to the Business Day immediately following such day. Such notices, demands, requests, consents and other communications shall be sent to the following Persons at the following addresses:
if to the Company:

Healthways, Inc.
701 Cool Springs Blvd.
Franklin, TN  37067
Attention: General Counsel
Fax: 615-778-0486
Email:  Mary.Flipse@healthways.com

if to a Holder:

CareFirst Holdings, LLC
1501 Clinton Street
Baltimore, Maryland 21224
Attention: Executive Vice President and General Counsel
Fax: 410-505-6654
Email:  Meryl.Burgin@CareFirst.com

(b)            Entire Agreement. This Agreement, the Investment Agreement and the other Transaction Documents (as defined in the Investment Agreement) constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof, including the registration rights granted by the Company with respect to the Registrable Common Shares.  Except as provided in the Investment Agreement and the other Transaction Documents, there are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, concerning the registration rights granted by the Company with respect to the Registrable Common Shares.

(c)            No Inconsistent Agreements. The Company is not currently a party to, and after the date hereof shall not enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable Common Shares by this Agreement; provided, however, that CF acknowledges and agrees that any grant with respect to Common Stock (or other securities of the Company that may be converted into, exercised for or otherwise settled in shares of Common Stock) by the Company of rights similar to, and ranking on no better than a pari passu basis with, the rights granted to the Holders of Registrable Common Shares by this Agreement shall not constitute a violation or breach of this Section 7(c).

(d)            Assignment; Successors and Assigns. The rights granted under this Agreement may be assigned (but only with all related obligations hereunder) by any Holder in connection with any transfer of such Registrable Common Shares in accordance with the terms of the Investment Agreement to any transferee who, immediately following such transfer, holds at least 5% of then-outstanding Registrable Common Shares; provided, that, as a condition to the effectiveness of such assignment, such transferee shall be required to execute a counterpart of this Agreement.  Upon such transferee's execution of such counterpart, such transferee shall be deemed to be a Holder for all purposes of this Agreement and shall be entitled to the benefits of, and shall be subject to the restrictions contained in, this Agreement, as amended from time to time, as a Holder hereunder to the same extent as if such transferee had originally been included in the definition of a Holder and had originally been a party hereto.

(e)            Binding Effect; Benefit.  This Agreement shall inure to the benefit of and be binding upon the parties hereto, any Holder and any successor, permitted assign, heir and legal representative thereof; provided, however, that, except as provided in Section 7(d), this Agreement and the provisions of this Agreement that are for the benefit of a Holder shall not be assignable by any Holder, and any such purported assignment shall be null and void.  No purchaser of Registrable Common Shares from any Holder shall be deemed to be a successor or assignee of such Holder merely by reason of such purchase.

(f)            Descriptive Headings; No Strict Construction. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The parties to this Agreement have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. The parties agree that prior drafts of this Agreement shall be deemed not to provide any evidence as to the meaning of any provision hereof or the intention of the parties hereto with respect to this Agreement.

(g)            Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not render invalid or unenforceable any other provision of this Agreement.

(h)            Specific Enforcement.  The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific intent or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which they may be entitled by law or equity.

(i)            Waiver.  The rights and remedies provided for herein are cumulative and not exclusive of any right or remedy that may be available to any party whether at law, in equity, or otherwise.  No delay, forbearance, or neglect by any party, whether in one or more instances, in the exercise or any right, power, privilege, or remedy hereunder or in the enforcement of any term or condition of this Agreement shall constitute or be construed as a waiver thereof.  No waiver of any provision hereof, or consent required hereunder, or any consent or departure from this Agreement, shall be valid or binding unless expressly and affirmatively made in writing and duly executed by the party to be charged with such waiver.  No waiver shall constitute or be construed as a continuing waiver or a waiver in respect of any subsequent breach, either of similar or different nature, unless expressly so stated in such writing.

(j)            Applicable Law.  This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(k)            Waiver of Jury Trial.  Company and Holders hereby waive any right they may have to a trial by jury in respect of any action, proceeding or litigation directly or indirectly arising out of, under or in connection with this Agreement.

(l)            Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.  Counterparts may be delivered via facsimile, electronic mail (including pdf) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[signatures page follows]

IN WITNESS WHEREOF, each of the parties hereto has duly executed and delivered this Registration Rights Agreement, or has caused this Registration Rights Agreement to be duly executed and delivered in their names and on their behalf, as of the date first written above.

COMPANY:

Healthways, Inc.

By:            /s/ Alfred Lumsdaine
Name:   Alfred Lumsdaine
Title:	Executive Vice President, Chief Financial Officer

HOLDER:

CareFirst Holdings, LLC

By:              /s/ C.E. Burrell
Name:      C.E. Burrell
Title:          President & CEO

[Signature Page to Registration Rights Agreement]